UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2005

CWALT, Inc. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-J11)

CWALT, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-125902	87-0698307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits:

1.            Amendment Number One to the Pooling and Servicing Agreement, dated as of September 1, 2005, among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWALT, INC.

By:	/s/ Ruben Avilez
Name:	Ruben Avilez
Title:	Vice President

Dated: January 25, 2006

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Amendment Number One to the Pooling and Servicing Agreement	6